Exhibit 99.5

Delivering Value Now and Into the Future September 2010

Forward-Looking Statements This communication contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended and Section 21E of the Securities Exchange Act of 1934 as amended  Forward-looking statements represent our expectations or beliefs concerning future events that may not prove to be accurate  The words believe expect anticipate intend estimate project and similar expressions are used to identify forward-looking statements  We caution you that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements including the risk that our cash balances and cash generated from operations and financing activities will not be sufficient for our future liquidity and capital resource needs competition in the industry in which we operate changes in the price or supply of gasoline tax increases or other changes in the price of or demand for tobacco products potential liabilities and expenditures related to compliance with environmental and other laws and regulations the seasonality of demand patterns weather conditions future actions by Couche-Tard in connection with its unsolicited tender offer to acquire Casey’s the risk that disruptions or uncertainty from Couche-Tard’s unsolicited tender offer will divert management’s time and harm Casey’s relationships with our customers employees and suppliers; the increased indebtedness that the Company has incurred to purchase shares of our common stock in our self tender offer; the price at which we purchased shares of our common stock in our self tender offer and the number of shares purchased in such offer; the price and time at which we may make any additional repurchases of our common stock following completion of our self tender offer as well as the number of shares acquired in such repurchases and the terms timing cost and interest rate on any indebtedness incurred to fund such repurchases; and the other risks and uncertainties included from time to time in our filings with the SEC . Further, there can be no assurance that a transaction with the strategic third party referred to in this communication will be reached on terms that the Casey’s Board of Directors (the “Board”) will determine are in the best interests of Casey’s, its shareholders and its other constituencies. Moreover, even if the Board were to approve a transaction with such third party, there can be no assurance that the approved transaction will be consummated. We further caution you that other factors we have not identified may in the future prove to be important in affecting our business and results of operations  We ask you not to place undue reliance on any forward-looking statements because they speak only of our views as of the statement dates  We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information future events or otherwise

Delivering Value Now and Into the Future Summary Casey’s is an industry-leading retailer with a history of consistent sector outperformance and shareholder value creation  Casey’s has a bright future driven by significant growth opportunities and disciplined gross profit expansion  Our recently completed recapitalization plan is significantly accretive in FY2011 and even more so in FY2012  Casey’s Board has unanimously recommended that its shareholders not tender into Couche-Tard’s $38.50 per share offer  Casey’s has received a preliminary proposal from a strategic third party for a consensual transaction at $40 per share in cash while the Board believes that $40 per share substantially undervalues Casey’s, it has authorized discussions with the third party to explore whether a transaction can be reached that reflects Casey’s true value and is in the best interests of Casey’s, its shareholders and other constituencies

Agenda  Strong and Consistent Track Record of Delivering Value  Casey’s Business and Strategy The Platform for Future Growth  Couche-Tard’s Inadequate Offer and Attempt to Replace Casey’s Board  Conclusion  Appendix: Additional Information

Strong and Consistent Track Record of Delivering Value

Strong and Consistent Track Record of Delivering Value   Track Record of Delivering Results Outlook The Recapitalization and Its Impact on Casey’s Couche-Tard’s Offer is Inadequate Opportunistic and Not in the Best Interests of Casey’s and Its Shareholders

Track Record of Delivering Results Casey’s Long Track Record of Strong Top Line Results Revenue Profile – Inside Sales (2001-2010) ($ in millions) $673 $788 $851 $871 $928 $1,014 $1,143 $1273 $1367 $1460 % Growth: +89% +170% +80% +24% +66% +92% +128% +113%  +74% +68% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Inside Gross Margin: 37% 35% 36% 37% 37% 40% 40% 41% 41% 42% Gasoline Volumes – Gasoline Gallons Sold (2001-2010) (‘000s)   800 928 917 972 1010 1094 1194 1219 1242 1283 % Growth: +21% +159% -11% +60% +39% +83% +92% +21% +19% +33% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010  # of Gallons (in '000s) Gasoline Margin per Gallon: 113¢ 93¢ 110¢ 102¢ 108¢ 115¢ 104¢ 139¢ 129¢ 139¢  Source: Public filings  Note: Fiscal year ending April

Track Record of Delivering Results…and Inside Same Store Sales Outperformance… Inside Same Store Sales Growth (2006-2010) 60% 60% 79% 67% 35% 2006 2007 2008 2009 2010 Inside Same Store Sales Growth (Past 10 Quarters) 54% 64% 60% 69% 78% 65% 23% 17% 37% 21% Q4'08 Q1'09 Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Source: Management  Note: Fiscal year ending April

Track Record of Delivering Results …Has Driven Consistent Superior Shareholder Returns EPS Growth (2001-2010) $076 $058 $080 $073 $073 $119 $122 $167 $168 $229 % Growth:  -26% -237% +379% -87% 00% +630% +25% +369% +06% +363% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 EPS ($ per share) Cumulative Total Returns (2001-2010)  Implied 2001-2010 Annualized Return (3): 13% 1% 3% 1% 11% 2% 11% 3% 42% 5% 44% 7% 83% 8% 115% 11% 89% 13% 128% 16% 231% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010  Stock Appreciation Dividend Yield (1) Total Return (2): 4% 13% 13% 45% 49% 90% 123% 100% 141% 247% Source: Public filings Note: Fiscal year ending April 1 Calculated as cumulative dividends divided by stock price at the beginning of FY2001 (May 1 2000) Assumes dividends are not reinvested 2 Calculated as cumulative share price appreciation plus dividend yield since the beginning of FY2001 3 Implied compounded annual return assuming total cumulative return of 247% over the period

Track Record of Delivering Results Casey’s Stock Has Historically Outperformed Peers and the S&P 500 Casey’s Outperformance Prior to Couche-Tard’s Public Offer (Last 3 Years) Indexed Stock Price 140% 120% 100% 80% 60% 40% 20% Apr-2007 Oct-2007 Apr-2008 Oct-2008 Apr-2009 Oct-2009 Apr-2010 Daily from 09-Apr-2007 to 08-Apr-2010 24.0% (17.9)% (46.3)% Casey's C-Store Peers S&P 500 Index Source: Bloomberg  Note: C-Store Peers includes Couche-Tard Susser and The Pantry

Outlook Strategic Roadmap for Achieving Continued Growth  Maintain leadership position in the smaller towns we serve as the destination location for general store and convenience store needs  Implement new store design features in our store base capitalizing on high-margin high-turning categories  Increase brand loyalty through continual innovation in our prepared product offering  Expand our footprint in adjacent markets through new store openings and strategic acquisitions in locations where we can achieve attractive returns on our investment

Outlook Casey’s Projected Growth Throughout 2011  FY2011 Performance Goals Same-store sales growth goals: Gasoline gallons: 1% Grocery and other merchandise: 6% Prepared food and fountain: 8% Margin goals Gasoline margin per gallon: 135¢ Grocery and other merchandise: 339% Prepared food and fountain: 631% Store unit growth of ~4-6% New store design – 20 anticipated replacements and 20 anticipated major remodels Observations Consistent with Casey’s historical results Benefits from cyclical recovery Incremental growth from Casey’s differentiated proprietary food strategy and store investment program Expects favorable gas margin environment will continue New store design focuses on high-margin high-turning product categories Proven ability to implement price increases Has signed commitments to acquire an additional 52 stores by end of calendar year and expects to announce additional acquisitions in the near future Actively seeking to enter new states - binding commitments for Arkansas new store expansion Financed through cash flow from operations as part of store investment program Source: Casey’s press releases public figures

C

The Recapitalization and Its Impact on Casey's

Overview of Casey's Highly Accretive Recapitalization

- **The Board believes that Casey's stock is meaningfully undervalued at recent trading levels and decided to pursue a significant recapitalization of Casey's**
  - Casey's repurchased approximately 13.2 million shares at a purchase price of $38.00 per share for a total cost of approximately $500 million
  - Funded by new debt raised at a favorable financing rate
- **The Board anticipates that this recapitalization will be highly accretive to Casey's shareholders**
  - Financing at 5.22% borrowing cost, lowest rate in the Company's history
  - Proceeds from new debt also used to repay notes issued in 1995 and 1999 with coupons from 6.84% to 7.38%
- **Significantly accretive in FY2011 and even more so in FY2012**
  - Certain analysts have provided post-recapitalization EPS estimates – of these analysts, the 2011 median EPS estimate is $2.73 per diluted share[1] and the 2012 median EPS estimate is $3.21 per diluted share[2]
  - Represents a 25.9% increase on the 2012 median EPS estimate reported prior to April 8, 2010
- **The Board believes the recapitalization plan benefits both remaining and selling shareholders**
  - Accretive financial impact provides a significant benefit to remaining shareholders
  - Provided shareholders who prefer liquidity with immediate value
  - The Board and executive management firmly believe in the upside potential of Casey's

Source: Casey's press releases, public filings

[1] Includes estimates by BMO Capital Markets, Northcoast Research, RBC Capital Markets and Sidoti (other analysts have not yet updated their FY 2011 estimates to reflect Casey's recapitalization).

[2] Includes estimates by BMO Capital Markets, Feltl and Company, Northcoast Research, RBC Capital Markets and Sidoti (other analysts have not yet updated their FY 2012 estimates to reflect Casey's recapitalization).

12

The Recapitalization and Its Impact on Casey’s Casey’s Recap Has Been Well-Received By the Market Research Analyst Commentary  Long-term investors should be pleased with greater ownership in what we view as an attractively valued company which will see upward EPS revisions and ROE following the recap Over the next 12 months shares could move above $44 following the recapitalization as shareholder returns nearly double and management executes its growth plans funded with impressive cash flow Morgan Keegan 28 Jul 2010  We believe Casey's recently announced Dutch self-tender offer will be immediately accretive to earnings once executedThis increases our FY11 EPS estimated to S2.66 from $2.46 and increases our FY12 EPS estimated to $3.27 from $2.89 versus consensus of $2.53 and $2.91 respectively BMO Capital Markets 06 Aug 2010  The recent recapitalization will be highly accretive to CASY's EPS and we expect consensus EPS estimates to move up We maintain our F2011 and F2012 EPS targets of $2.77 and $3.10 respectively versus the Street's consensus targets of $2.61 and $3.05 which include several analysts that have yet to update their EPS estimates to reflect the recapitalization Even with increased debt CASY's financial profile remains the best among convenience store operators Sidoti & Company 31 Aug 2010  We are raising our target price to $46 from $43 suggesting a target P/E of 14.8 times likely fiscal 2012 EPS of $3.10 This represents a 10% premium to CASY's present relative valuation to other grocery and convenience store retailers we believe it is supported by accelerating unit development that suggests a long-term acceleration In EPS growth  And the recap will drive this EPS growth rate even higher This will position CASY as the fastest grower in this peer group Feltl and Company 28 Jul 2010  Source: Wall Street research

The Recapitalization and Its Impact on Casey’s …Triggering Upward Price Target Revisions Equity Analyst Price Targets Couche-Tard’s Offer Price $38.50 BofA Merrill Lynch $33.00 $39.00 BMO Capital Markets $30.00 $39.00 Morgan Keegan $44.00 RBC Capital Markets $36.00 $42.00 $44.00 Feltl and Company $29.70 $43.00 $46.00 Northcoast Research $42.00 $46.00 Sidoti $40.00 $50.00 April 8 2010 Target (1) July 27 2010 Target (2) Current Target Source: IBES Wall Street research current price target estimates as of 3-Sep-10  1 8-Apr-10 was the day prior to the public announcement of Couche-Tard’s unsolicited proposal to acquire Casey’s for $36.00 per share in cash 2 27-Jul-10 was the day prior to the announcement of our recapitalization plan

The Recapitalization and Its Impact on Casey’s Casey’s Growth Plan and Advantageous Financing Will Deliver  Significant Returns FY2011 EPS Estimates % Total Change + 20.8% $2.26 $2.48 $2.73  Street Consensus 8-Apr-2010 (1) Street Consensus Pre-Recap Updated Estimates Post-Recap (2) FY2011PF EPS Estimates % Total Change + 258% $2.26 $2.48 $2.84 Street Consensus 8-Apr-2010 (1) Street Consensus Pre-Recap Updated Estimates Post-Recap (3) FY2012 EPS Estimates % Total Change +25.9% $2.55 $2.78 $3.21Street Consensus 8-Apr-2010 (1) Street Consensus Pre-Recap Updated Estimates Post-Recap (4) Source IBES Casey’s press releases public filings 1 8-Apr-10 was the day prior to the public announcement of Couche-Tard’s unsolicited proposal to acquire Casey’s for $36.00 per share in cash 2 Reflects median of estimates by BMO Capital Markets Northcoast Research RBC Capital Markets and Sidoti (other analysts have not yet updated their FY 2011 estimates to reflect Casey’s recapitalization) 3 FY 2011 PF adjusts analyst estimates to reflect the impact of the recapitalization transaction if it were to occur at the beginning of FY2011 (April 30 2010) for analysts who had estimates pre-recap and have updated their FY 2011 estimates to reflect Casey’s recapitalization Estimates adjusted include estimates by BMO Capital Markets Northcoast Research RBC Capital Markets and Sidoti 4 Reflects median of estimates by BMO Capital Markets Feltl and Company Northcoast Research RBC Capital Markets and Sidoti (other analysts have not yet updated their FY 2012 estimates to reflect Casey’s recapitalization)

The Recapitalization and Its Impact on Casey’s Casey’s Growth Plan and Advantageous Financing Will Deliver  Significant Returns EPS Performance Over Time 18% 2 Year EPS CAGR $2.29 $2.73 $3.21 FY10 FY11 Updated Estimates Post-Recap (1) FY12 Updated Estimates Post-Recap (2) Source: IBES Casey’s press releases public filings  1 Reflects median of estimates by BMO Capital Markets Northcoast Research RBC Capital Markets and Sidoti (other analysts have not yet updated their FY 2011 estimates to reflect Casey’s recapitalization)  2 Reflects median of estimates by BMO Capital Markets Feltl and Company Northcoast Research RBC Capital Markets and Sidoti (other analysts have not yet updated their FY 2012 estimates  to reflect Casey’s recapitalization)

Couche-Tard’s Offer is Inadequate Opportunistic and Not in the Best Interests of Casey’s and Its Shareholders Casey’s Board underwent a thorough review of Couche-Tard’s initial and revised offers  Experienced Board with 7 of 8 independent directors  Conducted in consultation with Casey’s financial advisor Goldman Sachs and legal advisors Cravath Swaine & Moore LLP and Ahlers & Cooney PC   Casey’s Board unanimously decided that Couche-Tard’s $38.50 per share offer substantially undervalues the Company and is not in the best interests of Casey’s and its shareholders based on factors including that the offer:  Substantially undervalues Casey’s and that the Company’s performance growth opportunities balance sheet and human capital can create far greater value for shareholders which is further enhanced by Casey’s recapitalization plan  Is an attempt to utilize Casey’s strong balance sheet and real estate position to subsidize the offer thereby transferring value from Casey’s stockholders to Couche-Tard’s  Is highly opportunistic and is intended to take advantage of equity market volatility  Represents a low premium relative to precedent transactions and a low EBITDA multiple relative to historical trading multiples and does not reflect Casey’s best-in-class performance and growth opportunities  Is highly conditional  Is being furthered by questionable tactics including alleged market manipulation and misleading statements

2 Casey’s Business and Strategy – The Platform for Future Growth

Overview of Casey’s Business and Strategy  Best in Class Retailer with Industry Leading Margins  Differentiated Business Model  Consistent Track Record of Strong Profits and Same Store Sales Growth  Significant Growth Potential  Strong Balance Sheet  Substantial Real Estate Ownership  Highly Experienced Management Team  Driving significant growth in revenue profitability and cash flows

Best-in-Class Retailer with Industry Leading Margins  LTM Non-Fuel Gross Margin LTM EBITDA Margin  41.8% 37.5% 33.7% 33.2% Casey’s Susser The Pantry Couche-Tard 5.7% 4.1% 3.4% 2.8% Casey’s Couche-Tard The Pantry Susser Source:  Public filings Note: For Caseys LTM period as of  31 Jul 10 For Couche-Tard LTM period as of 18 Jul 10 For Susser LTM period as of 04 Jul 10 For The Pantry LTM period as of  24 Jun 10

Industry Leading Proprietary Prepared Food Program  Considered an industry leader for its proprietary food program; 8.3% same store sales growth over past five fiscal years  Reinforces customer loyalty  Continuously introducing new products  Casey’s has a proven ability to effectively implement price increases in this category  Reduces volatility experienced by other convenience store operators who are more dependent on gasoline and cigarette sales  Pizza Coffee Bar Source: Public filings

Casey’s Differentiated Business Model Focuses on Smaller Communities  Approximately 61% of stores located in towns with populations of fewer than 5,000  Customer-oriented merchandising approach and food service offerings drive repeat traffic  Strong brand awareness in core communities  Casey’s thrives on repeat local customer traffic   Not as reliant on transient traffic as more urban-focused competitors  Stores by Population  16% 10% 13% 61% <5,000 5000 - 10,000 10,000 - 20,000 > 20,000 Source: Public filings

Strategically Complementary Self-Distribution  Model  Owns distribution center and corporate headquarters in Ankeny Iowa  Company-owned delivery trucks supply stores weekly  All stores within highly efficient radius of ~500 miles  One of few convenience operators to self-distribute  Able to deal directly with suppliers and reduce costs  Quick reaction time to changing consumer tastes  Sufficient infrastructure capacity to support over 2,000 stores in total  In excess of 70% of gasoline is self-distributed  Source: Public filings

Industry Leading Inside Same Store Sales Growth Inside Same Store Sales 7.4% 4.9% Q1'06 4.5% 3.4% Q2'06 6.3% 5.5% Q3'06 5.0% 5.0% Q4'06 5.1% 3.8% Q1'07 5.8% 4.5% Q2'07 7.9% 3.4% Q3'07 7.6% 3.7% Q4'07 9.2% 3.9% Q1'08 11.0%  5.0% Q2'08 6.1% 5.0% Q3'08 5.4% 1.6% Q4'08 6.4% 2.0% Q1'09 6.0%  1.1% Q2'09 6.9% 1.4% Q3'09 7.8% 3.5% Q4'09 6.5% 2.4% Q1'10 2.8% 2.3% Q2'10 2.3% 1.7% Q3'10 3.7% 3.1% Q4'10 5.1% 2.1% Q1'11 Casey’s Peer Average Source Public filings and Wall Street research for peer average Note: Excludes gasoline Note Peer Average includes Couche-Tard (U.S.) The Pantry and Susser. Note: Casey’s and Couche-Tard’s fiscal years end April The Pantry’s fiscal year ends September; Susser’s fiscal year ends December For comparative purposes quarters represented in chart reflect Casey’s fiscal year quarter

Consistent Track Record of Strong Profitability Sales and Growth ($ in mm) Gross Profit and Margin ($ in mm)  EBITDA and EBITDA Margin ($ in mm) Total Gallons Sold (in mm): 1,094 1,194 1,219 1,242 1,283 Inside Sales Total Sales $3,492 $1,014 2006A $4,025 $1,143 2007A $4,843 $1,273 2008A $4,691 $1,367 2009A $4,637 $1,460 2010A $526 $585 $688 $724 $792 15% 14% 14% 15% 17% 2006A 2007A 2008A 2009A 2010A $167 $170 $212 $232 $273 5% 4% 4% 5% 6% 2006A 2007A 2008A 2009A 2010A Total Sales Growth (%): 14.9% 19.7% (3.2)% (1.1)%  Inside Sales Growth (%):  12.8% 11.3% 7.4% 6.8% Source: Public filings Note: Fiscal year ending April

Significant Opportunity to Expand Business and Footprint  Through Strategic Acquisitions and New Store Operations Plan to continue growth strategy with new store construction and acquisitions financed through cash flow from operations  Publicly stated FY2011 goal of 4-6% store growth  Disciplined approach to acquisitions has helped drive strong operational performance  Focus on opening stores in locations that achieve attractive returns on investment  Actively seeking to enter several new states with binding commitments for Arkansas expansion  Ample capacity to support expansion plans  Recently signed commitments to acquire an additional 52 stores by the end of this calendar year putting the Company ahead of schedule in achieving FY2011 goal  Store Count and Store Growth (2001-2010)  1,286 1,334 1,345 1,358 1,364 1,413 1,463 1,468 1,478 1,531 3.2% 3.7% 0.8% 1.0% 0.4% 3.6% 3.5% 0.3% 0.7% 3.6% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Number of Stores % Growth Source: Public filings Casey’s press releases Note: Fiscal year ending April

Store Investment Plan Drives Organic Growth  New store design program based on increasing returns on investment  Larger store design capitalizes on high-margin high-turning categories  Expanded food preparation space and prepared food offerings (cooler capacity coffee and fountain offerings made to order sub sandwiches)  132 stores currently featuring new design features (including acquired stores)  Existing store conversion to be accomplished through complete replacement and major remodel initiative  Publicly stated FY2011 goal to complete 20 replacements and 20 major remodels  Initial results very positive with significant increases above the chain-wide average in high margin prepared food sales

New Store Design Features  New Store Interior  Expanded Coffee Bar  Made-to-Order Sub Sandwiches

Strong Balance Sheet…  Focused on maintaining strong balance sheet to provide operational and strategic flexibility  Significant pro forma cash balance of $208.2mm  Modest rent expense – $0.4mm in FY2010A – does not meaningfully increase leverage on an adjusted basis  Debt / EBITDA (2001-2010) 1.8x  1.8x  1.5x  1.5x 1.1x  0.9x  1.5x  1.0x  0.8x  0.7x  2.5x   FY2001  FY2002  FY2003  FY2004  FY2005  FY2006  FY2007  FY2008  FY2009  FY2010  2010PF (1)  Source: Public filings  Note: Fiscal year ending April  1 Pro Forma estimates assumes $569mm of 5.22% senior unsecured notes funded on August 9 2010.  Assumes $59mm of proceeds used in connection with  the prepayment of Senior Notes with interest rates between 6.18% to 7.23% and 7.38% Senior Notes.

with the Lowest Adjusted Debt / LTM EBITDAR Level in the C-Store Sector LTM Debt / EBITDA 5.1x  4.0x  2.5x 0.9x  The Pantry  Susser  PF Casey's  Couche-Tard Rating:  B+ / B2  B+ / B2  NA / NA BB+ / Ba1  Adjusted Debt / LTM EBITDAR (1)  5.8x  5.1x  2.7x  2.5x The Pantry  Susser  Couche-Tard  PF Casey's Rating:  B+ / B2  B+ / B2  BB+ / Ba1  NA / NA  Source: Public filings  Note: Pro Forma Casey’s metrics assume $569mm of 5.22% senior unsecured notes funded on August  9 2010.  Assumes $59mm of proceeds used in connection with  the prepayment of Senior Notes with interest rates between 6.18% to 7.23% and 7.38% Senior Notes.  1 Adjusted debt includes total debt and rent adjustment.  Rent capitalized at 8.0x.

Substantial Real Estate Ownership  97 37 10 104 437 377 65 110 296 Coming soon 1,533 Stores Operates 1,533 stores  Owns the land and buildings at ~98% of its store locations  Land owned at 1,497 store locations  Buildings owned at 1,505 store locations Source: Public filings Note: Casey’s store count as of July 31, 2010  Note: Arkansas stores coming soon

Highly Experienced Management Team  Name  Position  Years with Casey’s  Robert J. Myers  President & CEO  21  Terry W. Handley  Senior VP & COO  29  William J. Walljasper  Senior VP & CFO  20  Sam J. Billmeyer  Senior VP – Logistics & Acquisitions  19  Julia L. Jackowski  Senior VP – Corporate General Counsel & Human Resources  16  Darryl F. Bacon  VP – Food Service  28  Jay F. Blair  VP – Transportation & Distribution  9  Hal D. Brown  VP – Support Services  28  Robert C. Ford  VP – Store Operations  31  Brian J. Johnson  VP – Finance & Corporate Secretary  7  Michael R. Richardson VP – Marketing 32  Russell D. Sukut  VP – Treasurer  23

3. Couche-Tard’s Inadequate Offer and Attempt to Replace Casey’s Board

Timeline of Couche-Tard’s Unsolicited Proposal March 9, 2010 – Casey’s received a private unsolicited proposal from Couche-Tard to acquire the Company for $36.00 per share in cash March 29, 2010 – The proposal was unanimously rejected by the Company’s Board of Directors April 9, 2010 – Couche-Tard made public its unsolicited proposal to acquire the Company for $36.00 per share in cash Within hours of its announcement, Couche-Tard sold 1,975,000 million shares of Casey’s stock at an average price of $38.43 per share June 2, 2010 – Couche-Tard commenced a tender offer at $36.00 per share in cash and announced its intent to nominate and solicit proxies for the election of a full slate of directors at the Company’s next annual meeting June 8, 2010 – The Board of Directors of Casey’s unanimously recommended that the Company’s shareholders reject Couche-Tard’s offer and not tender their shares July 12, 2010 – Couche-Tard extended its tender offer after only 19% of shares outstanding were tendered July 22, 2010 – Couche-Tard increased its offer to $36.75 per share July 28, 2010 – The Board of Directors of Casey’s unanimously recommended that the Company’s shareholders reject Couche-Tard’s revised offer and not tender their shares; Casey’s announced its recapitalization plan August 2, 2010 – Couche-Tard extended its tender offer to August 30 and disclosed that 12% of shares outstanding had tendered, down from 19% on July 12 August 31, 2010 – Couche-Tard extended its tender offer to September 30 and disclosed that 1% of shares outstanding had tendered September 1, 2010 – Couche-Tard increased its offer to $38.50 per share September 2, 2010 – Casey’s received a preliminary proposal from a strategic third party regarding a consensual transaction at $40 per share in cash September 7, 2010 – The Board of Directors of Casey’s unanimously recommended that the Company’s shareholders reject Couche-Tard’s revised offer and not tender their shares; Casey’s announced that the Board firmly believes that Casey’s value substantially exceeds $40 per share, but has authorized discussions with the third party to explore whether a transaction can be reached that reflects the true value of Casey’s and is in the best interests of Casey’s, its shareholders and other constituencies Source: Public filings, press releases

Couche-Tard’s Offer is Inadequate and Opportunistic Substantially undervalues Casey’s Industry-leading positive same store sales growth and stock price performance Significant opportunities to further expand business/geographic footprint Significant margin expansion potential New store design and remodel program Favorable gas margin environment Best-in-class retailer with industry-leading margins, double-digit EPS growth and track record of returning value to shareholders Highly differentiated business model  Attempt to utilize Casey’s strong balance sheet Casey’s has a post-recapitalization balance sheet that compares favorably to its peers Casey’s owns the land and buildings for substantially all of its operations  Low valuation Does not reflect recent market performance Low premium relative to precedent transactions Low EBITDA multiple relative to historical trading multiples of the peer group, which does not reflect a control premium Does not compensate Casey’s shareholders for synergy potential

Couche-Tard’s Offer is Inadequate and Opportunistic (Cont’d) Highly conditional Tender offer is subject to multiple conditions, including a condition related to market volatility Couche-Tard recently added as a condition the elimination of the change of control premium in the debt issued in connection with the recapitalization It is virtually impossible for the condition to be fulfilled because elimination of the premium would require the consent of all the note holders Couche-Tard’s financing for its offer is also highly conditional Furthermore, almost five months into its offer, Couche-Tard still has not obtained antitrust clearance – another condition of its offer Other considerations Highly opportunistic and takes advantage of extraordinary equity market volatility Is being furthered by Couche-Tard’s questionable tactics, including alleged market manipulation Would adversely impact Casey’s other constituencies Casey’s is one of Iowa’s leading employers

Couche-Tard’s Offer Does Not Reflect Recent Sector Performance Price Performance Since Couche-Tard Bid Couche-Tard initial bid: $36.00 14.0% premium to undisturbed Couche-Tard revised bid: $36.75 16.3% premium to undisturbed Couche-Tard revised bid: $38.50 21.9% premium to undisturbed Indexed Price 140%  130%  120%  110%  100%  90%  80% 38.6%  23.1%  (6.9)% 8-Apr  2-May  26-May  19-Jun  13-Jul  6-Aug  30-Aug Daily from 08-Apr-2010 to 03-Sep-2010 Casey's  C-Store Peers  S&P 500 Source: Public filings, press releases

Couche-Tard’s Offer Is Low Relative to Precedent Transactions and Historical Trading Multiples Premium vs. Precedent Transactions LTM EBITDA Multiple vs. Historical Trading Multiple (Contains No Control Premium) 2%  22%  31%  66%  7.1x  7.6x Couche-Tard’s Offer Premium to Casey’s Average Price Since Expiration of Self-Tender (1) Couche-Tard's Offer Premium to Casey's Undisturbed Price Median Premium for Cash Acquisitions (2) Median Premium for Completed Hostile Bids (2) Couche-Tard's Offer Multiple 5-Year Average Sector Multiple (3) Source: Public filings 1 Average price since expiration of self-tender includes prices from 26-Aug-2010 to 31-Aug-2010. 2 For cash transactions valued between $1 billion and $3 billion in 2009 and 2010 (year-to-date as of September 3, 2010). 3 Sector comprised of Casey’s, Couche-Tard, Susser and The Pantry

Perspectives on Couche-Tard’s Inadequate and Opportunistic Offer Research Analysts   “[Couche-Tard has] done good deals at very low prices…Maybe they have that in the back of their mind that they've been able to do it before…I don't think $38.50 is going to do it… Most of the short-term shareholders are out.” – Michael Broudo, Miller Tabak “…We note that most short-term holders may have already exited their positions during [Casey’s] Dutch auction, and the remaining shareholders may be less willing to sell [into Couche-Tard’s revised $38.50 offer].” – Martin Landry, Desjardins Securities Couche-Tard Referring to the drop in margins of gasoline at U.S. convenience stores over the preceding months, Couche-Tard CFO Raymond Paré noted, “It’s just good for the M&A environment. It’s exactly what we did not have in the past two years, that didn’t allow us to be able to close good deals.” – National Post, March 10, 2010 Source: Wall Street research, Factiva, press releases

4. Conclusion

Casey’s - Delivering Value Now and Into The Future Casey’s has a strong and consistent track record of delivering value to shareholders Casey’s strategic roadmap will generate significant top-line growth and enhance profitability The highly-accretive recapitalization plan is expected to further enhance EPS and future growth for remaining shareholders, while providing liquidity at a premium to selling shareholders Couche-Tard’s slate of director candidates is designed for one purpose – a quick sale to Couche-Tard at a low price Our Board has a superb track record of delivering value to shareholders and have all been nominated for reelection at the annual meeting Vote the WHITE proxy card today

Appendix: Additional Information

Casey’s Overview Casey’s General Stores is the 4th largest independent convenience store operator in North America 1,533 Company – owned stores in 9 Midwest states, primarily Iowa, Missouri, and Illinois LTM sales of $4.8bn and EBITDA of $273mm Approximately 61% of all Casey’s General Stores are located in areas with populations of fewer than 5,000 persons The stores carry a broad selection of food, beverages, tobacco products, health and beauty aids, automotive products, and other non-food items. All stores offer gasoline for sale on a self-service basis Casey’s owns the land and the buildings at ~98% of locations, in addition to its distribution center Sales by Category (1) Grocery & Other Merchandise 23.2% Prepared Foods & Fountain 7.8% Gasoline 69.1% LTM Sales: $4.8 billion Gross Profit by Category (1) Gasoline 22.9% Prepared & Foods Fountain 29.5% Grocery & Other Merchandise 47.6% LTM Gross Profit: $806 million Source: Public filings Note: Represents LTM sales and gross profit as of July 31, 2010 1 Other segment included in Grocery and Other Merchandise.

Gasoline Category

($ in millions, except gallons sold and margin per gallon amounts)

- Gasoline available at all stores on a self-service basis and generally sold under the Casey's name
- Each store typically includes 4 to 8 islands of gasoline dispensers
- Movements in wholesale petroleum costs create volume, price and margin volatility in this category
- From FY2006-FY2010, gallons grew at a compounded annual rate of 4.1%
- From FY2006-FY2010, gross profit grew at a compounded annual rate of 9.2% and gas margins expanded 2.4 ¢ per gallon
- The Company has sustained gas margins above historical targets and expects the favorable gas margin environment will continue
- Publicly stated FY2011 goal of 13.5 ¢ gasoline margin per gallon
- Same-store gallons sold for Q1 2011 were up 1.5% with an average margin of 16.4 ¢ per gallon



CASEY'S

Gas Gallons Sold and Gallon Growth



1,094
1,194
1,219
1,242
1,283
8%
9%
2%
2%
3%
2006A
2007A
2008A
2009A
2010A
# of Gallons (in mm)
% Growth

	2006A	2007A	2008A	2009A	2010A
Sales:	$2,479	$2,882	$3,570	$3,324	$3,177
% Growth:	33%	16%	24%	(7)%	(4)%

Gross Profit and Gasoline Margin Per Gallon



$125
$124
$169
$160
$178
$0.115
$0.104
$0.139
$0.129
$0.139
2006A
2007A
2008A
2009A
2010A
Gross Profit ($ in mm)
Gasoline Margin Per Gallon ($)

Source: Public filings, Casey's press releases
Note: Fiscal year ending April

44

Grocery and Other Merchandise Category ($ in millions) Products offered include tobacco, ice, beer, soda, sports and energy drinks, salty snacks, candy, dairy, health and beauty aids, school supplies, housewares, pet supplies, photo supplies, automotive products From FY2006-FY2010, sales grew at a compounded annual rate of 8.8% From FY2006-FY2010, gross profit grew at a compounded annual rate of 9.9% and margins expanded over 135bps Sales and Sales Growth $767  $853  $946  $1,010  $1,074 9%  11%  11%  7%  6% 2006A  2007A  2008A  2009A  2010A   Sales ($ in mm)% Growth Gross Profit and Gross Margin $247  $279  $313  $340  $360   32%  33%  33%  34%  34%  2006A 2007A 2008A 2009A 2010A Gross Profit ($ in mm)  % Margin Source: Public filings  Note: Fiscal year ending April. Excludes Other category

Prepared Food & Fountain Category ($ in millions) Anchored by a proprietary food service program with made-from-scratch pizza and donuts, complemented by a coffee program, fountain drinks, sandwiches and other snacks Pizza is the most popular item offered, complemented by sub-sandwich program Continuous expansions and new product offerings promotes growth in high margin products From FY2006-FY2010, sales grew at a compounded annual rate of 12.5% From FY2006-FY2010, gross profit grew at a compounded annual rate of 12.8% Sales and Sales Growth $229  $267 $302  $336 $366  12%  17%  13%  11%  9% 2006A  2007A  2008A  2009A  2010A   Sales ($ in mm)  % Growth Gross Profit and Gross Margin $144  $166  $188  $206  $234 63%  62%  62%  61%  64% 2006A  2007A  2008A  2009A  2010A Gross Profit ($ in mm)  % Margin Source: Public filings Note: Fiscal year ending April

Historic Sales and Gross Profit by Category ($ in millions) Sales by Category  $3,492  $4,025  $4,843  $4,691  $4,637 $18  $23  $25  $21  $20 $229  $267  $302  $336  $366 $767  $853  $946  $1,010  $1,074 $2,479  $2,882  $3,570  $3,324  $3,177 2006A  2007A  2008A  2009A  2010A Gross Profit by Category $526  $583  $688  $724  $792 $10  $15  $17  $18  $20 $144  $166  $188  $206  $234 $247  $279  $313  $340  $360 $125  $124  $169  $160  $178 2006A  2007A  2008A  2009A  2010A 2006-2010 CAGR  Gasoline Grocery & Other Merchandise  Prepared Food & Fountain  Other  Total Company Sales:  6.4%  8.8%  12.5%  3.4%  7.3%  Gross Profit:  9.2%  9.9%  12.8%  20.1%  10.8% Source: Public filings  Note: Fiscal year ending April

Disclosure Investors and security holders are urged to read the solicitation/recommendation statement with respect to the tender offer and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the solicitation/recommendation statement with respect to the tender offer and other documents (when available) that Casey's files with the SEC at the SEC's website at www.sec.gov and Casey's website at www.caseys.com. In addition, the solicitation/recommendation statement with respect to the tender offer and other documents (when available) filed by Casey's with the SEC may be obtained from Casey's free of charge by directing a request to Casey's General Stores, Inc., Attn: Investor Relations, Casey's General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.   Casey's has filed with the SEC and mailed to its shareholders a definitive proxy statement and white proxy card in connection with its 2010 Annual Meeting of Shareholders. Investors and security holders are urged to read the definitive proxy statement and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and, when available, other documents that Casey's files with the SEC at the SEC's website at www.sec.gov and Casey's website at www.caseys.com. In addition, the definitive proxy statement and, when available, other documents filed by Casey’s with the SEC may be obtained from Casey's free of charge by directing a request to Casey's General Stores, Inc., Attn: Investor Relations, Casey's General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.   Certain Information Concerning Participants Casey's, its directors and executive officers may be deemed to be participants in the solicitation of Casey's security holders in connection with its 2010 Annual Meeting of Shareholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Casey's Annual Report on Form 10-K for the year ended April 30, 2010, which was filed with the SEC on June 29, 2010, and its definitive proxy statement for the 2010 Annual Meeting of Shareholders, which was filed with the SEC on August 12, 2010. To the extent holdings of Casey's securities have changed since the amounts printed in the definitive proxy statement for the 2010 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com.

Important Information
In response to the tender offer commenced by Alimentation Couche-Tard Inc. (“Couche-Tard”) referred to in this communication, Casey’s General Stores, Inc. (“Casey’s”) has filed a solicitation/recommendation statement with the Securities and Exchange Commission (the “SEC”).  Investors and security holders are urged to read the solicitation/recommendation statement with respect to the tender offer and, when they become available, any other relevant documents filed with the SEC, because they contain important information.  Investors and security holders may obtain a free copy of the solicitation/recommendation statement with respect to the tender offer and other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the solicitation/recommendation statement with respect to the tender offer and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Casey’s has filed with the SEC and mailed to its shareholders a definitive proxy statement and white proxy card in connection with its 2010 Annual Meeting of Shareholders. Investors and security holders are urged to read the definitive proxy statement and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and, when available, other documents that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the definitive proxy statement and, when available, other documents filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Certain Information Concerning Participants
Casey’s, its directors and executive officers may be deemed to be participants in the solicitation of Casey’s security holders in connection with its 2010 Annual Meeting of Shareholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Casey’s Annual Report on Form 10-K for the year ended April 30, 2010, which was filed with the SEC on June 29, 2010, and its definitive proxy statement for the 2010 Annual Meeting of Shareholders, which was filed with the SEC on August 12, 2010. To the extent holdings of Casey’s securities have changed since the amounts printed in the definitive proxy statement for the 2010 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com.

Forward-Looking Statements
This communication contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements represent our expectations or beliefs concerning future events that may not prove to be accurate.  The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project” and similar expressions are used to identify forward-looking statements.  We caution you that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, including the risk that our cash balances and cash generated from operations and financing activities will not be sufficient for our future liquidity and capital resource needs, competition in the industry in which we operate, changes in the price or supply of gasoline, tax increases or other changes in the price of or demand for tobacco products, potential liabilities and expenditures related to compliance with environmental and other laws and regulations, the seasonality of demand patterns, weather conditions, future actions by Couche-Tard in connection with its unsolicited tender offer to acquire Casey’s, the risk that disruptions or uncertainty from Couche-Tard’s unsolicited tender offer will divert management’s time and harm Casey’s relationships with our customers, employees and suppliers; the increased indebtedness that the Company has incurred to purchase shares of our common stock in our self tender offer; the price at which we purchased shares of our common stock in our self tender offer and the number of shares purchased in such offer; the price and time at which we may make any additional repurchases of our common stock following completion of our self tender offer as well as the number of shares acquired in such repurchases and the terms, timing, cost and interest rate on any indebtedness incurred to fund such repurchases; and the other risks and uncertainties included from time to time in our filings with the SEC.  Further, there can be no assurance that a transaction with the strategic third party referred to in this communication will be reached on terms that the Casey’s Board of Directors (the “Board”) will determine are in the best interests of Casey’s, its shareholders and its other constituencies.  Moreover, even if the Board were to approve a transaction with such third party, there can be no assurance that the approved transaction will be consummated.  We further caution you that other factors we have not identified may in the future prove to be important in affecting our business and results of operations.  We ask you not to place undue reliance on any forward-looking statements because they speak only of our views as of the statement dates.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.